Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K/A of Warren Resources, Inc. (the “Company”) for the period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, James A. Watt, Chief Executive Officer and Frank T. Smith, Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    May 26, 2016

/s/ James A. Watt
Name:	James A. Watt
Title:	Chief Executive Officer

/s/ Frank T. Smith
Name:	Frank T. Smith
Title:	Senior Vice President and Chief Financial Officer